POWER OF ATTORNEY

     KNOWS ALL MEN BY THESE PRESENTS, that each person whose name appears below hereby nominates, constitutes and appoints Arthur Zeikel and Gerald M. Richard (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all capacities, to make execute and sign all agreements and supplements to the Registration Statement on Form N-lA under the Securities Act of 1933 and the Investment Company Act of 1940 of MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO (the "Fund"), and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest, par value $.10 per share, of the Fund, and any and all amendments and supplements to such Registration Statement, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned officers and Trustees themselves might or could do.

     IN WITNESS WHEREOF, the undersigned officers and Trustees have hereunto set their hands this 21st day of August, 1992.

                                                  /s/ Kenneth S. Axelson
                                                  Kenneth S. Axelson
                                                  Trustee


                                                  /s/ Herbert I. London
                                                  Herbert I. London
                                                  Trustee


                                                  /s/ Joseph L. May
                                                  Joseph L. May
                                                  Trustee


                                                  /s/ Andre F. Perold
                                                  Andre F. Perold
                                                  Trustee


                                                  /s/ Arthur Zeikel
                                                  Arthur Zeikel
                                                  President and Trustee


                                                  /s/ Gerald M. Richard
                                                  Gerald M. Richard
                                                  Treasurer